                                                                      Exhibit 24

                               POWER OF ATTORNEY


     WHEREAS, New Enserch Exploration, Inc., a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-4 in connection with the registration of common stock of this Company or of its affiliates with guarantees or other undertakings by this Company;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint S. R. Singer his true and lawful attorney, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Form S-4 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 3rd day of October 1994.



                                                 /s/ D. W. Biegler

                               POWER OF ATTORNEY


     WHEREAS, New Enserch Exploration, Inc., a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-4 in connection with the registration of common stock of this Company or of its affiliates with guarantees or other undertakings by this Company;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint D. W. Biegler and
S. R. Singer, and each of them severally, his true and lawful attorney or attorneys, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Form S-4 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 3rd day of October 1994.



                                                 /s/ Gary J. Junco

                               POWER OF ATTORNEY


     WHEREAS, New Enserch Exploration, Inc., a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-4 in connection with the registration of common stock of this Company or of its affiliates with guarantees or other undertakings by this Company;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint D. W. Biegler his true and lawful attorney, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Form S-4 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 3rd day of October 1994.



                                                 /s/ S. R. Singer

                               POWER OF ATTORNEY


     WHEREAS, New Enserch Exploration, Inc., a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-4 in connection with the registration of common stock of this Company or of its affiliates with guarantees or other undertakings by this Company;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint D. W. Biegler and
S. R. Singer, and each of them severally, his true and lawful attorney or attorneys, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Form S-4 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 3rd day of October 1994.



                                                 /s/ J. W. Pinkerton